UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):            December 29, 2005 (December 22, 2005)
Endo Pharmaceuticals Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317

(Address of principal executive offices) Registrant’s telephone number, including area code		(Zip Code) (610) 558-9800
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into or Amendment of Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.48.2: SECOND AMENDMENT TO THE LICENSE AGREEMENT
EX-10.48.3: FIRST AMENDMENT TO THE CO-PROMOTION AGREEMENT

Item 1.01. Entry into or Amendment of Material Definitive Agreement.
On December 22, 2005, Endo Pharmaceuticals Inc. (“EPI”), a wholly owned subsidiary of the Registrant, entered into a second amendment to that certain license agreement, dated as of July 14, 2004 (the “License Agreement”), between EPI and Vernalis Development Limited (“Vernalis”) and a first amendment to that certain co-promotion agreement, dated July 1, 2005 (the “Co-Promotion Agreement”) between EPI and Vernalis (both amendments are effective December 12, 2005 and are hereafter referred to as the “Amendments”). Pursuant to the License Agreement, Vernalis agreed to exclusively license to EPI rights to market Vernalis’s Frova® (frovatriptan) product in North America. Pursuant to the Co-Promotion Agreement, Vernalis and EPI agreed to co-promote Frova® in the United States. EPI and Vernalis have entered into the Amendments to set forth certain specific terms with respect to Vernalis’s co-promotion of Frova®. A copy of each of the Amendments is filed herewith as Exhibit 10.48.2 and 10.48.3, respectively, and each is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Not applicable.
(b) Pro Forma Financial Information.
     Not applicable.
(c) Exhibits.

Exhibit Number	Description

10.48.2	Second Amendment, dated as of December 12, 2005, to the License Agreement by and between Endo Pharmaceuticals Inc. and Vernalis Development Limited**

10.48.3	First Amendment, dated as of December 12, 2005, to the Co-Promotion Agreement by and between Endo Pharmaceuticals Inc. and Vernalis Development Limited**

**    Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 406 of the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
By:	/s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: December 29, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

10.48.2	Second Amendment, dated as of December 12, 2005, to the License Agreement by and between Endo Pharmaceuticals Inc. and Vernalis Development Limited**

10.48.3	First Amendment, dated as of December 12, 2005, to the Co-Promotion Agreement by and between Endo Pharmaceuticals Inc. and Vernalis Development Limited**

**    Confidential portions of this exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 406 of the Securities Act of 1933.